UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 7, 2009

Procera Networks, Inc.
(Exact name of Registrant as specified in its charter)

Nevada	000-49862	33-0974674
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Cooper Court, Los Gatos, CA	95032
(Address of principal executive offices)	(Zip Code)

(408) 890-7100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note;  Procera Networks, Inc, (the “Company”) is filing this Amendment No. 1 to Form 8-K to the Company’s Form 8-K dated December 7, 2009, originally filed with the Securities and Exchange Commission on December 11, 2009 (the “Original Filing”), to include as exhibits thereto a copy of the Loan and Security  Agreement  between the Company and Silicon Valley Bank dated December 10, 2009  and the form of Warrant issued to Silicon Valley Bank, exercisable for 500,000 shares of common stock of the Company, both as described in the Original Filing. Except as described in this Explanatory Note, no other changes have been made to the Original Filing, and this Amendment No. 1 does not amend or update any other information set forth in the Original Filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Form of Warrant issued to Silicon Valley Bank dated December 10, 2009
10.1	Loan and Security Agreement between Procera Networks, Inc. and Silicon Valley Bank, dated December 10, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Procera Networks, Inc.

By:	/s/ Charles Constanti
Name: Charles Constanti
Title: Chief Financial Officer and Principal Accounting Officer

February 11, 2010

EXHIBIT INDEX

Exhibit No.	Description

4.1	Form of Warrant issued to Silicon Valley Bank dated December 10, 2009
10.1	Loan and Security Agreement between Procera Networks, Inc. and Silicon Valley Bank, dated December 10, 2009.